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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549-1004


                       -----------------------


                               FORM 8-K

                       -----------------------

                            CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) November 4,
   1999


                        -----------------------


                         Southern Union Company
      (Exact name of registrant as specified in its charter)


                         ----------------------




          Delaware              1-6407              75-0571592
(State or other juris-  (Commission File Number) (I.R.S. Employer
 diction of incorpora-                            Identification
 tion or organization)                                  No.)

         504 Lavaca Street, Eighth Floor               78701
                Austin, Texas                        (Zip Code)
   (Address of principal executive offices)



        Registrant's telephone number, including area code
                            (512) 477-5852

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Item 5.  Other Events

Southern Union Company ("Southern Union") completed the merger of Pennsylvania Enterprises, Inc. (PEI) on November 4, 1999. In connection with the merger, Southern Union assumed certain long-term debt of PEI consisting of $30 million of 8.375% First Mort-gage Bonds due December 1, 2002 and $15 million of 9.34% First Mortgage Bonds due September 1, 2019, collectively referred to as the "First Mortgage Bonds." The base Indenture of Mortgage and Deed of Trust, dated March 15, 1946, for the First Mortgage Bonds and significant supplemental amendments are included as exhibits to this Current Report on Form 8-K.


Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          4.1 First Mortgage Bonds Indenture of Mortgage and Deed of Trust dated as of March 15, 1946 by PG Energy, Inc. (formerly, Pennsylvania Gas and Water Company, and originally, Scranton-Spring Brook Water Service Company) to Guaranty Trust Company of New York.

          4.2 Twenty-Third Supplemental Indenture dated as of August 15, 1989 (Supplemental to Indenture dated as of March 15, 1946) between PG Energy, Inc. (formerly, Pennsylvania Gas and Water Company, and originally, Scranton-Spring Brook Water Service Company) to Morgan Guaranty Trust Company of New York.

          4.3 Twenty-Sixth Supplemental Indenture dated as of December 1, 1992 (Supplemental to Indenture dated as of March 15, 1946) between PG Energy, Inc. (formerly, Pennsylvania Gas and Water Company, and originally, Scranton-Spring Brook Water Service Company) to Morgan Guaranty Trust Company of New York.

          4.4 Thirtieth Supplemental Indenture dated as of December 1, 1995 (Supplemental to Indenture dated as of March 15, 1946) between PG Energy, Inc. (formerly, Pennsylvania Gas and Water Company, and originally, Scranton-Spring Brook Water Service Company to First Trust of New York, National Association.

          4.5 Thirty-First Supplemental Indenture dated as of November 4, 1999 (Supplemental to Indenture dated as of March 15, 1946) between Southern Union Com-pany (successor to PG Energy, Inc., formerly Pennsylvania Gas and Water Company) to U. S. Bank Trust, National Association (formerly, First Trust of New York, National Association).

          4.6  Pennsylvania Gas and Water Company Bond Purchase
               Agreement dated September 1, 1989.



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                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               SOUTHERN UNION COMPANY



Dated:  December 30, 1999      By: RONALD J. ENDRES
       -------------------         ----------------
                                   Ronald J. Endres
                                   Executive Vice President
                                   and Chief Financial Officer




Dated:  December 30, 1999      By: DAVID J. KVAPIL
       -------------------         ---------------
                                   David J. Kvapil
                                   Senior Vice President and
                                   Corporate Controller
                                   (Principal Accounting Officer)